SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 1, 2002

                       High Country Financial Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


       North Carolina                 000-1177182             01-0731354
       --------------                 -----------             ----------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
 of incorporation)                                           Identification No.)


                               149 Jefferson Road
                           Boone, North Carolina 28607
                           ---------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (828) 265-4333


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events.

Effective August 1, 2002, David H. Harman resigned his position as a director of High Country Financial Corporation (the "Registrant") and as director of its wholly-owned bank subsidiary, High Country Bank (the "Bank") and was appointed Senior Vice President and Chief Financial Officer of the Registrant and the Bank. Effective as of July 31, 2002, Alan Jackson no longer serves as Senior Vice President, Chief Operations Officer and Chief Financial Officer of the Registrant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HIGH COUNTRY FINANCIAL CORPORATION


Date: September 4, 2002                      By: /s/ John M. Brubaker
                                                 -------------------------------
                                                 John M. Brubaker, President and
                                                  Chief Executive Officer


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